UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, DC 20549

FORM 8-K

CURRENT REPORT
Pursuant to Section 13 or 15(d)
of the Securities Exchange Act of 1934
Date of Report (Date of earliest event reported): May 10, 2026

Nextpower Inc.
(Exact name of registrant as specified in its charter)

Delaware	001-41617	36-5047383
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)
6200 Paseo Padre Parkway, Fremont, California 94555
(Address of principal executive offices) (Zip Code)
Registrant’s telephone number, including area code: (510) 270-2500

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))
Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol	Name of exchange on which registered
Class A Common Stock, par value $0.0001	NXT	The Nasdaq Stock Market LLC
Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).
Emerging growth company ☐
If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 2.02     Results of Operations and Financial Condition.
On May 12, 2026, Nextpower Inc. (the “Company”) issued a press release announcing its results for the fourth fiscal quarter ended March 31, 2026. A copy of the press release is attached as Exhibit 99.1 to this current report on Form 8-K and is incorporated by reference herein.
The information contained in Item 2.02 of this current report on Form 8-K and the exhibit attached hereto shall not be deemed “filed” for purposes of Section 18 of the Securities Exchange Act of 1934, as amended (the “Exchange Act”), or otherwise subject to the liabilities of that section, nor shall it be deemed incorporated by reference in any filing under the Securities Act of 1933, as amended, or the Exchange Act, regardless of any general incorporation language in such filing.

Item 5.02     Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers.
On May 10, 2026, the Board of Directors (the “Board”) of the Company appointed Robert Vinje as the Company’s Chief Operating Officer, effective as of June 15, 2026. In connection with Mr. Vinje’s appointment, Marco Miller, the Company’s current Chief Operating Officer, will serve the role of Chief Project Development Officer, effective as of Mr. Vinje’s first day of employment with the Company.
Mr. Vinje, 56, has served as the Chief Operating Officer of SOLARCYCLE, Inc., a technology-based solar recycling company, since January 2023. Mr. Vinje previously held several operational positions at Amazon, including Development Service Operations for Amazon’s Worldwide Real Estate organization, and the Worldwide Sustainability Global Energy and Environment Group, which was responsible for Amazon’s Operations solar installations. From February 2016 to March 2017, Mr. Vinje served as the Global SVP of the Engineering, Procurement and Construction (“EPC”) and Operations and Maintenance divisions of SunPower Corporation (“SunPower”), a globally vertically integrated solar company. He also served as SunPower’s Vice President of EPC Operations from May 2012 to February 2016. Mr. Vinje received his Electronics Engineering Technology degree from Rochester Community and Technical College, a Bachelor of Science in Electrical Engineering from the University of Minnesota and a Master of Science in Management of Technology and Companies from the University of Minnesota Carlson School of Management.
There are no transactions between Mr. Vinje and the Company that would be reportable under Item 404(a) of Regulation S-K, and there are no family relationships between Mr. Vinje and any director or executive officer of the Company.
Vinje Offer Letter
In connection with Mr. Vinje’s appointment, the Board approved the following compensation package for Mr. Vinje, the terms of which are set forth in his offer letter with the Company (the “Offer Letter”): (i) an annual base salary of $475,000; (ii) commencing with fiscal year 2027, a target annual cash bonus opportunity of 70% of Mr. Vinje’s annual base salary; (iii) for fiscal year 2027, Mr. Vinje will be granted an annual equity award under the Company’s Second Amended and Restated 2022 Equity Incentive Plan (the “Equity Plan”), with a target grant date value of $4,000,000 in the aggregate, with 50% granted in the form of time-based restricted stock units (“RSUs”) and the remaining 50% granted in the form of performance-based RSUs (“PSUs”) that are earned subject to the Company’s achievement of performance metrics; (iv) a one-time sign-on cash award of $250,000, which is subject to repayment in the event Mr. Vinje voluntarily terminates his employment prior to the 12-month anniversary of his start date pursuant to the terms of a repayment agreement with the Company; and (v) employee benefits consistent with those provided to other similarly situated executive officers. Mr. Vinje’s employment with the Company is for no specified period and constitutes at-will employment.
The foregoing description of the Offer Letter does not purport to be complete and is subject to, and qualified in its entirety by, the full text of the Offer Letter which will be filed with the Company’s Quarterly Report on Form 10-Q for the fiscal quarter ending June 30, 2026.

Forward-Looking Statements.
This current report on Form 8-K, including its exhibits, contains forward-looking statements within the meaning of the Private Securities Litigation Reform Act of 1995. All statements other than statements of historical fact are forward-looking statements. These statements include, but are not limited to, statements regarding the Company’s intended share repurchases. The words such as “anticipate,” “believe,” “continue,” “could,” “estimate,” “expect,” “intend,” “may,” “might,” “likely,” “plan,” “potential,” “predict,” “project,” “seek,” “should,” “target,” “will,” “would,” or similar expressions and the negatives of those terms are intended to identify forward-looking statements. Forward-looking statements are based on management’s expectations, assumptions, and projections based on information available at the time the statements were made. These forward-looking statements are subject to a number of risks, uncertainties and assumptions, and important factors could cause actual results to differ materially from those anticipated. In light of these risks, uncertainties, and assumptions, our actual results could differ materially and adversely from those anticipated or implied in the forward-looking statements. Further information on such risks is included within our annual report on Form 10-K for the fiscal year ended March 31, 2026 to be filed with the SEC, which will be available on our website at https://investors.nextpower.com and on the SEC’s website at www.sec.gov. Forward-looking statements contained in this current report on Form 8-K are made as of this date, and, except as required by law, we assume no obligation to update these forward-looking statements, or to update the reasons if actual results differ materially from those anticipated in the forward-looking statements.

Item 9.01     Financial Statements and Exhibits.
(d) Exhibits

Exhibit No.	Description
99.1	Press Release, dated May 12, 2026
104	Cover Page Interactive Data (embedded within the Inline XBRL document)

SIGNATURE
Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Nextpower Inc.

By:	/s/ Bruce Ledesma
Bruce Ledesma
Chief Legal & Compliance Officer
Date: May 12, 2026